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Exhibit 10.03

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is made and entered into as of December     , 2005 among Whitney Information Network, Inc. (the "Company"), Russell A. Whitney ("Whitney") and the Persons identified as "Holders" on the signature page hereto (each such Person is a "Holder" and all such purchasers are, collectively, the "Holders").

        This Agreement is made pursuant to the Securities Purchase Agreement, dated as of December    , 2005 among the Company, Whitney and the Holders (the "Purchase Agreement").

        The Company, Whitney and the Holders hereby agree as follows:

        1.     Definitions

        Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have the meaning set forth in Section 6(c).

          "Effectiveness Date" means, with respect to the initial Registration Statement required to be filed hereunder, the date upon which the Registration Statement is declared effective by the Securities and Exchange Commission.

          "Effectiveness Period" shall have the meaning set forth in Section 2(a).

          "Filing Date" means, with respect to the initial Registration Statement required hereunder, the 45th calendar day following the date hereof.

          "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

          "Indemnified Party" shall have the meaning set forth in Section 5(c) hereof.

          "Indemnifying Party" shall have the meaning set forth in Section 5(c) hereof.

          "Placement Agents" means Noble International Investments, Inc.

          "Losses" shall have the meaning set forth in Section 5(a).

          "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

          "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Registrable Securities" Registrable Securities" means all of the Shares sold under the Purchase Agreement, and all of the Warrant Shares issuable upon exercise of the Warrants, the shares of Common Stock, issued to, or issuable upon exercise of the warrants issued to the Placement Agent, together with any shares of Common Stock issued to or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any of the foregoing securities shall cease to be "Registrable Securities" to the extent (i) a Registration Statement with respect to their sale has been declared effective under the Securities Act and they have been disposed of pursuant to such Registration Statement, (ii) they have been distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (iii) they shall have been otherwise transferred and (A) new certificates for them not bearing a legend restricting transfer under the Securities Act shall have been delivered by the Company and (B) such securities may be publicly resold (without volume or method of sale restrictions) without registration under the Securities Act, or (iv) such securities may be publicly resold (without volume or method of sale restrictions) without registration under the Securities Act pursuant to Rule 144(k) under the Securities Act (or any successor rule or regulation) (and with respect to Common Stock issuable upon exercise of the Warrants or the Placement Agents' warrants, assuming that such shares were acquired in a cashless exercise under the Warrant or Placement Agents' warrants).

          "Registration Statement" means the registration statements required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

        2.     Shelf Registration

        (a)   On or prior to each Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) the "Plan of Distribution" substantially in the form attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold or one year from the date hereof, whichever is sooner (the "Effectiveness Period"). The Company shall notify the Holders via facsimile of the effectiveness of the Registration Statement as soon as practicable after the Company receives notification of the effectiveness from the Commission.

        (b)   In order to be named a selling shareholder and have their Registrable Securities included in such Registration Statement, each Holder shall furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a "Selling Holder Questionnaire ") within 45 days from the date hereof. Anything in this Agreement to the contrary notwithstanding, the Company shall be under no obligation to include in such Registration Statement the Registrable Securities of any Holder that has failed to complete and return a Selling Holder Questionnaire by such date. We will use commercially reasonable efforts, subject to our receipt of necessary information from all investors, to cause the resale registration statement to become effective within 120 days after the closing date of the offering (180 days if the SEC notifies us that it is reviewing the registration statement). However, we are not obligated to do so, and there is no penalty if we are unsuccessful.

        3.     Registration Procedures

        In connection with the Company's registration obligations hereunder, the Company (and to the extent applicable, Whitney) shall:

        (a)   Not less than three Trading Days prior to the filing of the initial Registration Statement or any related Prospectus or any amendment or supplement thereto, that modifies in any material respect the information provided by a Holder for inclusion therein, the Company shall, (i) furnish to such Holder copies of all such documents proposed to be filed, which documents will be subject to the review of such Holder(s).

        (b)   (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

        (c)   Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed (except that if a filing is proposed for the purpose of adding a selling shareholder to the Registration Statement or changing or adding information with respect to a selling shareholder contained in the Registration Statement, such notice and proposed filing need only be sent to such selling shareholder); and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder's agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

        (d)   Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

        (e)   Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

        (f)    Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

        (g)   Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

        (h)   If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

        (i)    Upon the occurrence of any event contemplated by clause (c)(ii) through (vi) of Section 3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall only be entitled to exercise its right under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed 90 days (which need not be consecutive days) in any 12 month period.

        (j)    Comply with all applicable rules and regulations of the Commission.

        (k)   The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over the shares.

        4.     Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions or any legal fees or other costs of the Holders.

        5.     Indemnification

        (a)   Indemnification by the Company. The Company and Whitney shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

        (b)   Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        (c)   Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

        An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and counsel to the Indemnifying Party shall advise the Indemnifying Party that representation of both the Indemnified Party and the Indemnifying Party would be prohibited under applicable rules of professional conduct due to material conflicts of interest between the Indemnified Party and the Indemnifying Party, in which case of clause (1), (2) or (3), if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party; provided, however, that if the Company is the Indemnifying Party, it shall not be responsible for the reasonable fees and expenses of more than one counsel for all of the Holders and their related Indemnifying Parties, which counsel shall be selected by the Holders holding a majority of the Registrable Securities that are the basis of the Proceeding for which indemnification is sought. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

        (d)   Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (other than because such indemnification is not available by the terms of such Sections), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

        The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

        6.     Miscellaneous.

        (a)   Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

        (b)   Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

        (c)   Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

        (d)   Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

        (e)   Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 4:00 p.m. (Eastern Time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 4:00 p.m. (Eastern Time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be (a) if to a Holder, at the registered address of such Holder as set forth in the books and records of the Company kept at the principal office of the Company, or (b) if to the Company, to it at 1612 E. Cape Coral Pkwy., Suite A, Cape Coral, Florida 33902, with a copy to (which shall not constitute notice) to: Gary Agron, 5445 DTC Pkwy., Suite 520, Englewood, Colorado 80111

        (f)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

        (g)   No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

        (h)   Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

        (i)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.

        (j)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

        (k)   Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        (l)    Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (m)  Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

WHITNEY INFORMATION NETWORK, INC.
By:	/s/ NICHOLAS MATURO Name: Nicholas Maturo Title: President
/s/ RUSSELL A. WHITNEY Russell A. Whitney

        HOLDER'S SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

ANNEX A

Plan of Distribution

        Each selling stockholder (the "Selling Stockholders") of the common stock of Whitney Information Network, Inc. (the "Company") and any of their pledges, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

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  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

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  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

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  an exchange distribution in accordance with the rules of the applicable exchange;

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  privately negotiated transactions;

  •
  settlement of short sales entered into after the date of this prospectus;

  •
  broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

  •
  a combination of any such methods of sale;

  •
  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

  •
  any other method permitted pursuant to applicable law.

        The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

        Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

        In connection with the sale of our common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

        The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the common stock.

        The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

        Because Selling Stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

        We agreed to keep this prospectus effective until the earlier of (i) one year from the date of purchase of the shares or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to our common stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of our common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

ANNEX B

Whitney Information Network, Inc.

Selling Securityholder Notice and Questionnaire

        The undersigned beneficial owner of common stock, par value $0.01 per share (the "Common Stock"), of Whitney Information Network, Inc. (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of December     , 2005 (the "Registration Rights Agreement"), among the Company and the Holders named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

        In order to have Registrable Securities included in the Registration Statement (or a supplement or amendment thereto), this Selling Securityholder Notice and Questionnaire ("Selling Securityholder Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt on or before the dates required in the Registration Rights Agreement. Record or beneficial owners of Registrable Securities who do not properly complete, execute and return this Selling Securityholder Questionnaire by such dates (i) will not be named as selling securityholders in the Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

        Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

        The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by him/it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement. The undersigned, by signing and returning this Selling Securityholder Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Selling Securityholder Questionnaire and the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

        Upon any sale of Registrable Securities pursuant to the Registration Statement, the Selling Securityholder will be required to deliver to the Company the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Selling Securityholder Questionnaire.

        The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.
	(a)	Full Legal Name of Selling Securityholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:
Email:
Fax:
Contact Person:
3.	Beneficial Ownership of Securities:
Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any securities or shares of Common Stock issued upon conversion of any securities.
	(a)	Number of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:

Number of shares of Common Stock (if any) issued upon conversion of securities:

	(b)	Number of securities other than Registrable Securities beneficially owned:

Number of shares of Common Stock (if any) issued upon conversion of such other securities:

	(c)	Number of Registrable Securities to be included in the Registration Statement:

Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Registration Statement:

	(d)	Except as set forth above in this Item (3), the undersigned Selling Securityholder is not the beneficial or record owner of any shares of Common Stock or any other security of the Company.

4.	(a)	State whether the undersigned Selling Securityholder has or will enter into "hedging transactions" with respect to shares of Company Common Stock.
		Yes ☐	No ☐

If yes, you must provide a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, the extent to which such hedging transactions remain in place.

Please note that the SEC may deem short sales of securities covered by a registration statement prior to the effectiveness of such registration statement as a violation of Section 5 of the Securities Act.
(b)
State whether the undersigned Selling Securityholder has sold any of the Registrable Securities or shares of common stock of the Company short since the date of original issuance of the Registrable Securities.
		Yes ☐	No ☐
If yes, you must provide a complete description of the short sale, including the number of shares of common stock of the Company involved and whether the short position remains in place.

5.	Broker-Dealer Status:
	(a)	Are you a broker-dealer?
		Yes ☐	No ☐
	Note:	If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
	(b)	Are you an affiliate of a broker-dealer?
		Yes ☐	No ☐
(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?
		Yes ☐	No ☐
	Note:	If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.
	(d)	State whether the undersigned Selling Securityholder received Registrable Securities as compensation for underwriting activities and please explain.
		Yes ☐	No ☐

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

        By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, particularly Regulation M.

        In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) of its rights and obligations under this selling Securityholder Questionnaire and the Registration Rights Agreement.

        By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus.

        In accordance with the Selling Securityholder's obligations under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect and to provide any additional information as the Company reasonably may request. Except as otherwise provided in the Registration Rights Agreement, all notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

To the Company:

    Whitney Information Network, Inc.
    1612 Cape Coral Pkwy.
    Cape Coral, FL 33902
    Attention: N. Maturo

    With a copy to:

    Gary Agron
    5445 DTC Pkwy., 520
    Englewood, CO 80111

        Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Selling Securityholder Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of Delaware.

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Selling Securityholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Selling Securityholder(Print/type full legal name of beneficial owner of Registrable Securities)
	By:	Name: Title:

PLEASE RETURN THE COMPLETED AND EXECUTED SELLING SECURITYHOLDER QUESTIONNAIRE FOR RECEIPT ON OR BEFORE                        , 2005 TO THE COMPANY AT:

      Whitney Information Network, Inc.
      1612 Cape Coral Pkwy.
      Cape Coral, FL 33902

      With a copy to:

      Gary Agron
      5445 DTC Pkwy., 520
      Englewood, CO 80111

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Whitney Information Network, Inc.
1612 Cape Coral Pkwy.
Cape Coral, FL 33902
Attention: N. Maturo

  Re:
  Whitney Information Network, Inc. (the "Company")
  Common Stock, par value $.01 per share (the "Stock") and Warrants

Dear Sirs:

        Please be advised that the undersigned has transferred                        shares of the Company's common stock and/or Warrants to purchase            shares of Common Stock pursuant to an effective Registration Statement on Form [S-1] (File No. 333-            ) filed by the Company.

        We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the common stock is named as a selling securityholder in the Prospectus dated                        , 2005 or in amendments or supplements thereto, and the number of shares of common stock transferred are the shares of common stock listed in such Prospectus, as amended or supplemented, opposite such owner's name.

Dated:

Very truly yours,
(Name)
By:
Print Name:
Print Title:

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